UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2006

____________________

DEL GLOBAL TECHNOLOGIES CORP.
(Exact name of registrant as specified in charter)

New York	0-3319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Park, Valhalla, NY		10595
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (914) 686-3650

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 14, 2006, the registrant issued a press release announcing that the registrant will file its Quarterly Report on Form 10-Q later that day and issue an earnings release of its financial results for the fiscal 2006 second quarter ended January 28, 2006 on Wednesday, March 15, 2006 before the opening of the stock market. The registrant also provided information with respect to the management conference call scheduled to be held on Wednesday, March 15, 2006.

For additional information, reference is made to the press release attached hereto as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Shell Company Transactions.

Not Applicable

(d)	Exhibits
	Exhibit No.	Exhibits

99.1	Press Release dated March 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL GLOBAL TECHNOLOGIES CORP.
(Registrant)

Date: March 14, 2006	By: /s/ Mark A. Koch
Mark A. Koch Principal Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibits

99.1	Press Release dated March 14, 2006.